UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): July 28, 2016

Group 1 Automotive, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	1-13461	76-0506313
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
800 Gessner, Suite 500
Houston, Texas 77024
(Address of principal executive offices) (Zip code)
(713) 647-5700
(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

¬	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

¬	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

¬	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 40.14d-2(b))

¬	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02     Results of Operations and Financial Condition.

On July 28, 2016, Group 1 Automotive, Inc., a Delaware corporation, issued a press release announcing its financial results for the three and six months ended June 30, 2016. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.
As provided in General Instruction B.2. of Form 8-K, the information in this Item 2.02 (including the press release attached as Exhibit 99.1 and incorporated by reference in this Item 2.02) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01    Financial Statements and Exhibits.

99.1        Press release of Group 1 Automotive, Inc., dated as of July 28, 2016.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Group 1 Automotive, Inc.

July 28, 2016	By:	/s/ John C. Rickel
Date		John C. Rickel, Senior Vice President and Chief Financial Officer

INDEX TO EXHIBITS

99.1         Press release of Group 1 Automotive, Inc., dated as of July 28, 2016.